             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    The Unaudited Pro Forma Condensed Combined Financial Data is based on the consolidated financial statements of Ball and the combined financial statements of Reynolds included elsewhere in this Offering Memorandum. The unaudited pro forma condensed combined balance sheet at March 29, 1998 is based on the consolidated financial statements of Ball, adjusted to give effect to the Transactions as if they had occurred on March 29, 1998. The unaudited pro forma condensed combined statements of income for the year ended December 31, 1997, the three-month period ended March 29, 1998 and the twelve-month period ended March 29, 1998 are based on the consolidated financial statements of Ball and adjusted to give effect to the Transactions as if they had occurred on January 1, 1997. During the periods presented, neither Ball's nor Reynolds' statements of income included any amounts related to discontinued operations. Adjustments for the Transactions are based upon historical financial information of Ball and Reynolds and certain assumptions that management of Ball believes are reasonable. The Acquisition will be accounted for under the purchase method of accounting. Under this method, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value will be determined upon the consummation of the Acquisition and may vary from the preliminary estimates. The pro forma financial data does not necessarily reflect the results of operations or the financial position of Ball that actually would have resulted had the Transactions occurred at the date indicated, or project the results of operations or financial position of the Company for any future date or period.

    The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements of Ball and the combined financial statements of Reynolds, and the notes thereto, included elsewhere in this Offering Memorandum.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1997
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                         BALL       REYNOLDS    PRO FORMA       PRO FORMA
                                                      HISTORICAL   HISTORICAL  ADJUSTMENTS        TOTAL
                                                      ----------   ----------  -----------    -----------
Net sales...........................................  $  2,388.5   $  1,192.7    $  --        $   3,581.2
                                                      ----------   ----------    -------      -----------
Costs and expenses
  Cost of sales.....................................     2,121.2      1,109.9        3.3 (1)
                                                                                    (1.6)(2)      3,232.8
  Selling, product development, general and
    administrative expense..........................       136.9         32.1       10.9 (3)
                                                                                     1.6 (10)       181.5
  Disposition, relocation and other income..........        (9.0)        --          --              (9.0)
  Interest expense..................................        53.5          2.1      105.8 (4)
                                                                                   (31.6)(4)
                                                                                    (2.1)(4)
                                                                                     3.8 (4)
                                                                                     1.5 (4)        133.0
                                                      ----------   ----------    -------      -----------
                                                         2,302.6      1,144.1       91.6          3,538.3
                                                      ----------   ----------    -------      -----------
Earnings before taxes on income.....................        85.9         48.6      (91.6)            42.9
Provision for income tax expense....................       (32.0)       (19.9)      36.1 (7)        (15.8)
Minority interests..................................         5.1         --          --               5.1
Equity in losses of affiliates......................        (0.7)        --          --              (0.7)
                                                      ----------   ----------    -------      -----------
Net income..........................................        58.3         28.7      (55.5)            31.5
  Preferred dividends, net of tax benefit...........        (2.8)        --          --              (2.8)
                                                      ----------   ----------    -------      -----------
Net earnings available to common shareholders.......  $     55.5   $     28.7    $ (55.5)     $      28.7
                                                      ----------   ----------    -------      -----------
                                                      ----------   ----------    -------      -----------
Earnings per common share(8):
  Basic.............................................  $     1.84                              $      0.95
                                                      ----------                              -----------
                                                      ----------                              -----------
  Diluted...........................................  $     1.74                              $      0.91
                                                      ----------                              -----------
                                                      ----------                              -----------
Weighted average common shares outstanding(8):
  Basic............................................   30,234,000                               30,234,000
                                                      ----------                              -----------
                                                      ----------                              -----------
  Diluted..........................................   32,311,000                               32,311,000
                                                      ----------                              -----------
                                                      ----------                              -----------

                    THREE-MONTH PERIOD ENDED MARCH 29, 1998
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                  BALL       REYNOLDS       PRO FORMA     PRO FORMA
                                                                HISTORICAL HISTORICAL(9)   ADJUSTMENTS      TOTAL
                                                                ---------  -------------  -------------  -----------
Net sales.....................................................  $   549.7    $   278.4      $  --         $  828.1
                                                                ---------       ------         ------    -----------
Costs and expenses
  Cost of sales...............................................      491.2        260.4            0.8(1)
                                                                                                 (0.4)(2)     752.0
  Selling, product development, general and administrative
    expense...................................................       33.4          7.1            2.7(3)
                                                                                                  0.4(10)      43.6
  Disposition, relocation and other expense...................        6.3       --             --               6.3
  Interest expense............................................       12.7          0.6           26.3(5)
                                                                                                 (7.4)(5)
                                                                                                 (0.6)(5)
                                                                                                  0.9(5)
                                                                                                  0.4(5)       32.9
                                                                ---------       ------         ------    -----------
                                                                    543.6        268.1           23.1         834.8
                                                                ---------       ------         ------    -----------
Earnings (loss) before taxes on income........................        6.1         10.3          (23.1)         (6.7)
Provision for income tax (expense) benefit....................       (3.1)        (4.2)           9.2(7)        1.9
Minority interests............................................        2.6       --             --               2.6
Equity in losses of affiliates................................       (0.3)      --             --              (0.3)
                                                                ---------       ------         ------    -----------
Net income (loss).............................................        5.3          6.1          (13.9)         (2.5)
  Preferred dividends, net of tax benefit.....................       (0.7)      --             --              (0.7)
                                                                ---------       ------         ------    -----------
Net earnings (loss) available to common shareholders..........  $     4.6    $     6.1      $   (13.9)    $    (3.2)
                                                                ---------       ------         ------    -----------
                                                                ---------       ------         ------    -----------
Earnings (loss) per common share (8):
  Basic.......................................................  $    0.15                                 $   (0.11)
                                                                ---------                                -----------
                                                                ---------                                -----------
  Diluted.....................................................  $    0.14                                 $   (0.11)
                                                                ---------                                -----------
                                                                ---------                                -----------
Weighted average common shares outstanding (8):
  Basic.......................................................  30,203,000                               30,203,000
                                                                ---------                                -----------
                                                                ---------                                -----------
  Diluted.....................................................  32,266,000                               30,203,000
                                                                ---------                                -----------
                                                                ---------                                -----------

                    TWELVE-MONTH PERIOD ENDED MARCH 29, 1998
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                 BALL       REYNOLDS       PRO FORMA     PRO FORMA
                                                               HISTORICAL HISTORICAL(11)  ADJUSTMENTS      TOTAL
                                                               ---------  -------------  -------------  -----------
Net sales....................................................  $ 2,458.4    $ 1,193.5      $  --         $ 3,651.9
                                                               ---------  -------------       ------    -----------
Costs and expenses
  Cost of sales..............................................    2,180.8      1,106.1            3.3(1)
                                                                                                (1.6)(2)    3,288.6
  Selling, product development, general and administrative
    expense..................................................      139.9         32.3           10.9(3)
                                                                                                 1.6(10)      184.7
  Disposition, relocation and other income...................       (1.5)      --             --              (1.5)
  Interest expense...........................................       56.3          2.4          106.1(6)
                                                                                               (32.4)(6)
                                                                                                (2.4)(6)
                                                                                                 3.8(6)
                                                                                                 1.5(6)      135.3
                                                               ---------  -------------       ------    -----------
                                                                 2,375.5      1,140.8           90.8       3,607.1
                                                               ---------  -------------       ------    -----------
Earnings before taxes on income..............................       82.9         52.7          (90.8)         44.8
Provision for income tax expense.............................      (32.3)       (21.5)          35.8(7)      (18.0)
Minority interests...........................................        6.1       --             --               6.1
Equity in losses of affiliates...............................       (0.1)      --             --              (0.1)
                                                               ---------  -------------       ------    -----------
Net income...................................................       56.6         31.2          (55.0)         32.8
  Preferred dividends, net of tax benefit....................       (2.8)      --             --              (2.8)
                                                               ---------  -------------       ------    -----------
Net earnings available to common shareholders................  $    53.8    $    31.2      $   (55.0)    $    30.0
                                                               ---------  -------------       ------    -----------
                                                               ---------  -------------       ------    -----------
Earnings per common share(8):
  Basic......................................................  $    1.78                                 $    0.99
                                                               ---------                                -----------
                                                               ---------                                -----------
  Diluted....................................................  $    1.68                                 $    0.95
                                                               ---------                                -----------
                                                               ---------                                -----------
Weighted average common shares outstanding(8):
  Basic......................................................  30,175,000                               30,175,000
                                                               ---------                                -----------
                                                               ---------                                -----------
  Diluted....................................................  32,344,000                               32,344,000
                                                               ---------                                -----------
                                                               ---------                                -----------

                                BALL CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF INCOME

                                 (IN MILLIONS)

(1) Represents the incremental depreciation expense on the $47.0 million step-up of plant and equipment to their respective fair values, as required by Accounting Principles Board Opinion No. 16. Said step-up amount is being amortized over periods from ten to twenty years.

(2) To eliminate the historical amortization of goodwill of Reynolds.

(3) Represents: (i) the amortization of goodwill of $375.3 million over a period of 40 years and (ii) the amortization of other identified intangible assets of $15.0 million over a period of 10 years.

(4) Interest expense was adjusted to reflect (i) $105.8 million resulting from the following borrowings:

                                                                    AVERAGE     INTEREST     INTEREST
DEBT INSTRUMENT                                                    PRINCIPLE      RATE        EXPENSE
----------------------------------------------------------------  -----------  -----------  -----------
Senior Notes....................................................   $   300.0         7.75%   $    23.3
Senior Subordinated Notes.......................................       250.0         8.25%        20.6
Senior Credit Facility..........................................       766.8         7.60%        58.3
Canadian Revolving Credit Facility..............................        49.2         7.27%         3.6
                                                                                            -----------
    Total.......................................................                             $   105.8
                                                                                            -----------
                                                                                            -----------

    (ii) the elimination of $31.6 million of interest on the existing Ball debt that will be repaid with proceeds of the Senior Credit Facility, Canadian Revolving Credit Facility and Notes; (iii) the elimination of $2.1 million of interest related to the Reynolds debt that will not be assumed by Ball;
    (iv) $1.5 million of commitment fees on the average unused portion of the Senior Credit Facility Revolving Loan; and (v) the amortization of financing costs of $3.8 million over the life of the indebtedness. Borrowings under the Senior Credit Facility and the Canadian Revolving Credit Facility represent floating rate debt. A 1/8 of 1 percent change in the interest rate on that debt would result in a change in interest expense of approximately $1.0 million.

(5) Interest expense was adjusted to reflect (i) $26.3 million resulting from the following borrowings:

                                                                    AVERAGE     INTEREST     INTEREST
DEBT INSTRUMENT                                                    PRINCIPAL      RATE        EXPENSE
----------------------------------------------------------------  -----------  -----------  -----------
Senior Notes....................................................   $   300.0         7.75%   $     5.8
Senior Subordinated Notes.......................................       250.0         8.25%         5.2
Senior Credit Facility..........................................       766.6         7.61%        14.5
Canadian Revolving Credit Facility..............................        41.5         7.28%         0.8
                                                                                                 -----
    Total.......................................................                             $    26.3
                                                                                                 -----
                                                                                                 -----

    (ii) the elimination of $7.4 million of interest on the existing Ball debt that will be repaid with proceeds of the Senior Credit Facility, Canadian Revolving Credit Facility and Notes; (iii) the elimination of $0.6 million of interest related to the Reynolds debt that will not be assumed by Ball;
    (iv) $0.4 million of commitment fees on the average unused portion of the Senior Credit Facility Revolving Loan; and (v) the amortization of financing costs of $0.9 million over the life of the indebtedness. Borrowings under the Senior Credit Facility and the Canadian Revolving Credit Facility represent floating rate debt. A 1/8 of 1 percent change in the interest rate on that debt would result in a change in interest expense of approximately $0.25 million.

                                BALL CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED STATEMENTS OF INCOME (CONTINUED)

                                 (IN MILLIONS)

(6) Interest expense was adjusted to reflect (i) $106.1 million resulting from the following borrowings:

                                                                    AVERAGE     INTEREST     INTEREST
DEBT INSTRUMENT                                                    PRINCIPAL      RATE        EXPENSE
----------------------------------------------------------------  -----------  -----------  -----------
Senior Notes....................................................   $   300.0         7.75%   $    23.3
Senior Subordinated Notes.......................................       250.0         8.25%        20.6
Senior Credit Facility..........................................       771.8         7.63%        58.8
Canadian Revolving Credit Facility..............................        47.1         7.32%         3.4
                                                                                            -----------
  Total.........................................................                             $   106.1
                                                                                            -----------
                                                                                            -----------

    (ii) the elimination of $32.4 million of interest on the existing Ball debt that will be repaid with proceeds of the Senior Credit Facility, Canadian Revolving Credit Facility and Notes; (iii) the elimination of $2.4 million of interest related to the Reynolds debt that will not be assumed by Ball;
    (iv) $1.5 million of commitment fees on the average unused portion of the Senior Credit Facility Revolving Loan; and (v) the amortization of financing costs of $3.8 million over the life of the indebtedness. Borrowings under the Senior Credit Facility and the Canadian Revolving Credit Facility represent floating rate debt. A 1/8 of 1 percent change in the interest rate on that debt would result in a change in interest expense of approximately $1.0 million.

(7) Income tax expense was adjusted to reflect an effective tax rate of 39.2%, which is the expected statutory effective tax rate of Ball.

(8) Basic earnings per common share was calculated by dividing Ball historical or pro forma net earnings available to common shareholders by the weighted average common shares outstanding. Diluted earnings per common share was calculated by dividing Ball historical or pro forma net income, as adjusted for the impact of an assumed conversion of the Ball ESOP (as defined) preferred shares into common shares, by the weighted average common shares outstanding, as adjusted for the assumed exercise of dilutive stock options and the conversion of the ESOP preferred shares into common shares. For the three months ended March 29, 1998, no adjustment was made for the assumed conversion of the ESOP shares in the pro forma earnings per share calculation, as the result would have been anti-dilutive. See Ball "Notes to Consolidated Financial Statements."

(9) Three-month period ended March 31, 1998.

(10) Represents incremental rent expense on certain of the Company's leases as a result of the Financings.

(11) Twelve-month period ended March 31, 1998.

                                BALL CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 29, 1998
                                 (IN MILLIONS)

                                                                     BALL        REYNOLDS      PRO FORMA       PRO FORMA
                                                                  HISTORICAL   HISTORICAL(1)  ADJUSTMENTS        TOTAL
                                                                  -----------  -------------  -----------     -----------
ASSETS
Current assets
  Cash and temporary investments................................   $    41.3     $  --         $  --           $    41.3
  Accounts receivable, net......................................       315.7          71.0        --               386.7
  Inventories, net
    Raw materials and supplies..................................       140.4           2.8        --               143.2
    Work in process and finished goods..........................       274.3         135.7           1.3(3)        411.3
  Deferred income tax benefits and prepaid expenses.............        57.2           6.7          (3.9)(2)        60.0
                                                                  -----------  -------------  -----------     -----------
      Total current assets......................................       828.9         216.2          (2.6)        1,042.5
                                                                  -----------  -------------  -----------     -----------
Property, plant and equipment, at cost..........................     1,543.7         750.8          (5.5)(2)
                                                                                                    47.0(3)
                                                                                                  (418.2)(3)     1,917.8
Accumulated depreciation........................................      (662.4)       (418.2)        418.2(3)       (662.4)
                                                                  -----------  -------------  -----------     -----------
                                                                       881.3         332.6          41.5         1,255.4
                                                                  -----------  -------------  -----------     -----------
Investment in affiliates........................................        78.5        --            --                78.5
Goodwill, net...................................................       212.1          13.0         (13.0)(4)
                                                                                                   375.3(4)        587.4
Other assets....................................................       106.2          25.4          28.0(5)
                                                                                                    15.0(5)        174.6
                                                                  -----------  -------------  -----------     -----------
                                                                   $ 2,107.0     $   587.2     $   444.2       $ 3,138.4
                                                                  -----------  -------------  -----------     -----------
                                                                  -----------  -------------  -----------     -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long term debt.........   $   462.7     $     0.2     $    (0.2)(2)     $
                                                                                                  (312.7)(7)       150.0
  Accounts payable..............................................       248.3          79.5        --               327.8
  Salaries and wages............................................        53.6          13.1          (0.4)(2)        66.3
  Other current liabilities.....................................        97.0           3.5          (0.2)(2)
                                                                                                    (6.3) 10)       94.0
  Restructuring liability.......................................      --               3.8          (3.8)(2)
                                                                                                    52.0(6)         52.0
                                                                  -----------  -------------  -----------     -----------
      Total current liabilities.................................       861.6         100.1        (271.6)          690.1
                                                                  -----------  -------------  -----------     -----------
Noncurrent liabilities
  Long-term debt................................................       359.5          54.3         (54.3)(2)
                                                                                                   876.8(7)
                                                                                                   312.7(7)      1,549.0
  Deferred income taxes.........................................        61.4          38.7         (38.7)(2)
                                                                                                   (14.7)(8)        46.7
  Employee benefit obligations and other........................       144.3           8.6          (8.4)(2)
                                                                                                    37.6(8)        182.1
                                                                  -----------  -------------  -----------     -----------
      Total non-current liabilities.............................       565.2         101.6       1,111.0         1,777.8
                                                                  -----------  -------------  -----------     -----------
Contingencies...................................................      --            --            --              --
Minority interests..............................................        44.0        --            --                44.0
                                                                  -----------  -------------  -----------     -----------
Shareholders' equity
  Series B ESOP Convertible Preferred Stock.....................        59.9        --            --                59.9
  Unearned compensation--ESOP...................................       (37.0)       --            --               (37.0)
                                                                  -----------  -------------  -----------     -----------
    Preferred shareholders' equity..............................        22.9        --            --                22.9
                                                                  -----------  -------------  -----------     -----------
  Common stock..................................................       342.0        --            --               342.0
  Retained earnings.............................................       402.4         385.5        (385.5)(9)
                                                                                                    (9.7) 10)      392.7
  Accumulated other comprehensive loss..........................       (23.5)       --            --               (23.5)
  Treasury stock, at cost.......................................      (107.6)       --            --              (107.6)
                                                                  -----------  -------------  -----------     -----------
    Common shareholders' equity.................................       613.3         385.5        (395.2)          603.6
                                                                  -----------  -------------  -----------     -----------
  Total shareholders' equity....................................       636.2         385.5        (395.2)          626.5
                                                                  -----------  -------------  -----------     -----------
                                                                   $ 2,107.0     $   587.2     $   444.2       $ 3,138.4
                                                                  -----------  -------------  -----------     -----------
                                                                  -----------  -------------  -----------     -----------

                                BALL CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 MARCH 29, 1998

(1) As of March 31, 1998.

(2) These adjustments reflect the elimination from the Reynolds historical financial statement balances of the assets and liabilities that will not be purchased or assumed by Ball, as provided in the Purchase Agreement.

(3) The Reynolds acquisition will be accounted for using the purchase method of accounting. These amounts reflect the preliminary estimates of adjustments necessary to record the Reynolds assets acquired and liabilities assumed at their respective fair values, as required by Accounting Principles Board Opinion No. 16. The total purchase price was determined and allocated as follows:

Cash purchase price for Reynolds business.........................................................  $   746.0
Additional cash paid for working capital..........................................................       38.8
Incentive loan to RMC.............................................................................       39.0
Acquisition costs(a)..............................................................................        9.0
                                                                                                    ---------
Total purchase price..............................................................................  $   832.8
                                                                                                    ---------
                                                                                                    ---------

Purchase price allocated to:
Tangible assets...................................................................................  $   613.1
Goodwill..........................................................................................      375.3
Other intangible assets...........................................................................       15.0
Liabilities.......................................................................................     (170.6)
                                                                                                    ---------
Total purchase price allocated....................................................................  $   832.8
                                                                                                    ---------
                                                                                                    ---------

-----------------------------

    (a) Represents fees and costs directly associated with the Reynolds acquisition consisting primarily of investment banking, legal and other professional fees.

(4) Goodwill was adjusted to reflect: (i) the elimination of existing goodwill of Reynolds and (ii) the excess of purchase cost over the estimated fair value of the Reynolds net assets acquired and liabilities assumed, which amount will be amortized on a straight line basis over an estimated life of 40 years.

(5) Other assets were adjusted to reflect: (i) the capitalization of $28.0 million of financing costs that will be amortized over the life of the Notes and the Senior Credit Facility and (ii) the allocation of $15.0 million of purchase price to other intangible assets (primarily related to customer lists, agreements not to compete and technology licensing agreements) that will be amortized over an estimated life of ten years.

(6) Pursuant to EITF 95-3, the Company has estimated certain employee severance and employee relocation costs anticipated in connection with consolidation of the businesses.

(7) Long-term debt was adjusted to reflect: (i) gross proceeds of $550.0 million from the issuance of the Notes and additional borrowings of $326.8 million under the Senior Credit Facility and (ii) the reclassification of $312.7 million of short-term debt to long-term debt.

(8) Represents an adjustment to reflect the estimated liability for certain Reynolds employee benefit obligations assumed by Ball. These obligations, primarily for certain pension and medical benefits, were recorded on the books of RMC, the seller, and not pushed down to Reynolds. All expenses related to these benefit plans were recorded on the books of Reynolds. A corresponding deferred tax asset related to this liability has also been established in this pro forma balance sheet.

(9) The adjustment reflects the elimination of the former owner's equity of Reynolds.

(10) The adjustment reflects an estimate of the non-recurring cost ($16.0 million, net of a $6.3 million tax benefit) on refinancing Ball's existing borrowings under the Senior Credit Facility as a net reduction of shareholders' equity.